Exhibit 10.3
ARCSIGHT, INC.
STOCK OPTION GRANT AND AGREEMENT
          I. NOTICE OF GRANT
          ArcSight, Inc., a Delaware corporation (the “Company”), hereby grants an Option to purchase Shares to the Participant named below. The terms and conditions of the Option are set forth in this cover sheet and in the attachment (together, the “Agreement”) and in the Plan. To the extent the terms and conditions set forth on this cover sheet or the attachment differ in any way from the terms set forth in the Plan, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms defined in the ArcSight, Inc. 2000 Stock Incentive Plan shall have the same defined meanings in this Agreement.
          Participant:
          Date of Grant:
          Total Number of Shares Granted:
          Exercise Price per Share:
          Exercise Date:                                         Immediately Exercisable
          Vesting Schedule:
          Vesting Commencement Date:
          Type of Option:
          Expiration Date:
          By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

PARTICIPANT	ARCSIGHT, INC.

Signature	By

Print Name	Title

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          II. AGREEMENT
          1. Grant of Option. The Board hereby grants to Participant an Option to purchase the number of Shares set forth in the Notice of Grant, at the Exercise Price set forth in the Notice of Grant, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.
          2. Exercise Prior To Vesting. You may elect at any time prior to termination of your Option to exercise all or part of your Option; provided, however, that a partial exercise of your Option shall be deemed to cover first Vested Shares and then the earliest vesting installment of Unvested Shares.
          3. Vesting of Shares. Shares acquired pursuant to the exercise of an Option under the Plan shall vest (and thus become “Vested Shares”) in accordance with the Vesting Schedule set forth in the Notice of Grant; provided that Participant’s Service continues.
          4. Exercise of Option.
               (a) The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares with respect to which the Option is being exercised. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
               (b) No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Upon the Company’s determination that an Option has been validly exercised, the Company shall issue or cause to be issued as promptly as practicable certificates in the Participant’s name for such Shares, and delivered to either the Participant, or, if applicable, the Secretary of the Company as escrowholder. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates or in the certificates themselves. For income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.
          5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant, and with the approval of the Board:
               (a) cash or check;
               (b) a promissory note with such recourse, interest, security, and redemption provisions as the Board in its discretion determines as appropriate;
               (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

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               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Shares.
          6. Section 83(b) Election. If the Participant exercises an Option to purchase Unvested Shares, the Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Code §83(b), which must be filed no later than thirty (30) days after the date on which the Participant exercises the Option.
          7. Share Repurchase Rights.
               (a) Unvested Shares. Shares that are acquired pursuant to the exercise of an Option under the Plan and that have not vested as described in Section 3 (“Unvested Shares”) may be repurchased by the Company at the lesser of: (1) the original exercise price, or (2) the Shares’ Fair Market Value on the date of repurchase if the Participant’s Service is terminated for any reason or no reason, with or without Cause, or if the Participant or other holder of Shares attempts to sell, exchange, transfer, pledge, or otherwise dispose of the Shares. The Company may assign any Unvested Share repurchase right it may have, whether or not then exercisable, to person(s) as may be selected by the Company. The Company may exercise its Unvested Share repurchase right by written notice to Participant within sixty (60) days after the Participant’s termination date (or exercise of the Option, if later). If the Company fails to give notice within such sixty (60) day period, the repurchase option shall terminate unless the parties have extended the time for its exercise. The repurchase right must be exercised for all Unvested Shares, unless the parties agree otherwise. Cash payment must be made by the Company by the thirtieth (30th) day after the date of the written notice to Participant of the exercise of the repurchase right.
               (b) Vested Shares. Vested Shares may be repurchased by the Company at the Shares’ Fair Market Value if the Participant’s Service is terminated for any reason or no reason, with or without Cause. The Company may exercise its Vested Share repurchase right in the same manner and at the same time as its Unvested Share repurchase right; provided that, this Vested Share repurchase right (i) must be exercised for all Vested Shares, if at all, and (ii) is exercisable without regard to whether the Unvested Share repurchase right is exercised. The Company may assign any Vested Share repurchase right it may have, whether or not then exercisable, to person(s) as may be selected by the Company.
               (c) Termination of Share Repurchase Rights. The Share repurchase rights with respect to Vested Shares shall terminate upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

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          8. Termination of Service.
               (a) In the event that the Participant’s Service is terminated by the Company for Cause, any unexercised portion of the Option (whether vested or unvested) shall be deemed canceled and forfeited in its entirety on the Participant’s termination date.
               (b) In the event that the Participant’s Service is terminated by the Participant voluntarily or by the Company without Cause, the unexercised portion of the Option, if any, as of the termination date shall remain exercisable for a period of thirty (30) days following the termination date, and shall thereafter be deemed canceled and forfeited.
               (c) In the event that the Participant’s Service is terminated by reason of death, Disability or retirement on or after age 65, unless otherwise provided by the Board at the time of such termination, the unexercised portion of the Option shall remain exercisable for the lesser of a period of one year following the termination date or until the expiration date, and shall thereafter be deemed canceled and forfeited.
          9. Company’s Right of First Refusal. Before any Shares (vested or unvested) held by the Participant may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 9.
               (a) Notice of Proposed Transfer. The Participant shall deliver to the Company a written notice stating: (i) the Participant’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Participant proposes to transfer the Shares, or, in the event of a transfer by gift or operation of law, the Fair Market Value of Shares (the “Offered Price”); and (v) an offer of the Shares at the Offered Price to the Company.
               (b) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the written notice from the Participant, the Company may elect in writing to purchase all (but not less than all) of the Shares proposed to be transferred, at the Offered Price. The Company shall pay the Offered Price in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or by any combination elected by the Company, within thirty (30) days after receipt of the written notice from the Participant.
               (c) Participant’s Right to Transfer. If the Company does not purchase all of the Shares, then the Participant may sell or otherwise transfer such Shares to the Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the delivery of the written notice of subsection (a) above, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares are not transferred to the Proposed Transferee within such period, the Company and/or its assignees shall again be offered the right of first refusal before any Shares held by the Participant may be sold or otherwise transferred.

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               (d) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on his or her death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.
               (e) Termination of Right of First Refusal. The right of first refusal shall terminate as to any Shares upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.
          10. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of any Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
          11. Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
          12. Restrictions on Exercise. An Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.
          13. Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
          14. Cancellation and Rescission Provision. A Participant shall neither render services for any organization or business that is or becomes competitive with the Company, nor engage directly or indirectly in any organization or business which is or becomes otherwise

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prejudicial to or in conflict with the interests of the Company, as determined by the Board. If a Participant fails to comply with the previous sentence prior to or during a six-month period after any exercise of an Option, the exercise shall be cancelled and rescinded. The Board shall notify the Participant in writing of any such cancellation and rescission within two years after such exercise. Within ten days after receiving such notice from the Board, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the cancelled and rescinded exercise of the Option.
          15. Term of the Option. An Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the Agreement.
          16. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of California.
          17. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANTS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.
     Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence address.

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EXHIBIT A
ARCSIGHT, INC.
2000 STOCK INCENTIVE PLAN
EXERCISE NOTICE
Attention: ArcSight, Inc.
     1. Exercise. Effective as of today, ___, 2001, I hereby elect to exercise my Option to purchase ___Shares of the common stock of ArcSight, Inc. under and pursuant to the 2000 Stock Incentive Plan and the Agreement dated            , 2001 (the “Agreement”).
     2. Delivery of Payment. I hereby deliver to the Company the full Exercise Price of the Shares, as set forth in the Agreement.
     3. Representations of Participant. I acknowledge that I have received, read and understand the Plan and the Agreement and agree to abide by and be bound by their terms and conditions.
     4. Transfer of Unvested Shares upon Repurchase; Escrow. I hereby appoint the Secretary of the Company as my attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the repurchase right and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company the share certificates representing the Unvested Shares. The Unvested Shares shall be held by the Secretary in escrow until the Company exercises its repurchase right, until all of the Shares acquired upon exercise of the Option are vested, or until such time this Agreement no longer is in effect. Upon vesting of the Unvested Shares pursuant to the vesting schedule set forth in Section 3 of the Option Agreement, the escrow agent shall promptly deliver to me the certificate or certificates representing such Shares in the escrow agent’s possession belonging to me.
     5. Rights as Shareholder. Until the issuance of Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of tile Company), I have no right to vote or receive dividends or any other rights as a shareholder with respect to the Vested Shares, notwithstanding the exercise of the Option. The Vested Shares shall be issued to me as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.
     6. Tax Consultation. I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted with any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

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     7. Restrictive Legends and Stop-Transfer Orders.
               (a) Legends. I understand and agree that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
               (b) Stop-Transfer Notices. I agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon me and my heirs, executors, administrators, successors and assigns.
     9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by me or by the Company forthwith to the Administrator which shall review

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such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
     10. Governing Law: Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.
     11. Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and me with respect to the subject matter hereof, and may not be modified adversely to my interest except by means of a writing signed by the Company and me.

Submitted by:	Accepted by:

PARTICIPANT	ARCSIGHT, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received

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EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	ARCSIGHT, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:
     In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:
     (a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.
     (c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non—public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may

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require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company; (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e); and (4) the timely filing of a Form 144, if applicable.
     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
     (d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: , 2001

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WAHOO TECHNOLOGIES, INC.
STOCK OPTION GRANT AND AGREEMENT
     I. NOTICE OF GRANT
     Wahoo Technologies, Inc., a Delaware corporation (the “Company”), hereby grants an Option to purchase Shares to the Participant named below. The terms and conditions of the Option are set forth in this cover sheet and in the attachment (together, the “Agreement”) and in the Plan. To the extent the terms and conditions set forth on this cover sheet or the attachment differ in any way from the terms set forth in the Plan, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms defined in the Wahoo Technologies, Inc. 2000 Stock Incentive Plan shall have the same defined meanings in this Agreement.
          Participant:
          Date of Grant:
          Total Number of Shares Granted:
          Exercise Price per Share:
          Exercise Date:                                         Immediately Exercisable
          Vesting Schedule:
          Vesting Commencement Date:
          Type of Option:
          Expiration Date:
     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

PARTICIPANT	WAHOO TECHNOLOGIES, INC.

Signature	By

Print Name	Title

     II. AGREEMENT
          1. Grant of Option. The Board hereby grants to Participant an Option to purchase the number of Shares set forth in the Notice of Grant, at the Exercise Price set forth in the Notice of Grant, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.
          2. Exercise Prior To Vesting. You may elect at any time prior to termination of your Option to exercise all or part of your Option; provided, however, that a partial exercise of your Option shall be deemed to cover first Vested Shares and then the earliest vesting installment of Unvested Shares.
          3. Vesting of Shares. Shares acquired pursuant to the exercise of an Option under the Plan shall vest (and thus become “Vested Shares”) in accordance with the Vesting Schedule set forth in the Notice of Grant; provided that Participant’s Service continues. Upon the occurrence of a Change of Control prior to the first anniversary of the Vesting Commencement Date, the Vesting Schedule set forth in the Notice of Grant shall not apply and, instead, Shares acquired pursuant to the exercise of an Option under the Plan shall vest at the rate of 1/48 of the total Shares per month from the Vesting Commencement Date.
          4. Exercise of Option.
               (a) The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares with respect to which the Option is being exercised. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
               (b) No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Upon the Company’s determination that an Option has been validly exercised, the Company shall issue or cause to be issued as promptly as practicable certificates in the Participant’s name for such Shares, and delivered to either the Participant, or, if applicable, the Secretary of the Company as escrowholder. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates or in the certificates themselves. For income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.
          5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant, and with the approval of the Board:
               (a) cash or check;

               (b) a promissory note with such recourse, interest, security, and redemption provisions as the Board in its discretion determines as appropriate;
               (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Shares.
          6. Section 83(b) Election. If the Participant exercises an Option to purchase Unvested Shares, the Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Code §83(b), which must be filed no later than thirty (30) days after the date on which the Participant exercises the Option.
          7. Share Repurchase Rights.
               (a) Unvested Shares. Shares that are acquired pursuant to the exercise of an Option under the Plan and that have not vested as described in Section 3 (“Unvested Shares”) may be repurchased by the Company at the lesser of: (1) the original exercise price, or (2) the Shares’ Fair Market Value on the date of repurchase if the Participant’s Service is terminated for any reason or no reason, with or without Cause, or if the Participant or other holder of Shares attempts to sell, exchange, transfer, pledge, or otherwise dispose of the Shares. The Company may assign any Unvested Share repurchase right it may have, whether or not then exercisable, to person(s) as may be selected by the Company. The Company may exercise its Unvested Share repurchase right by written notice to Participant within sixty (60) days after the Participant’s termination date (or exercise of the Option, if later). If the Company fails to give notice within such sixty (60) day period, the repurchase option shall terminate unless the parties have extended the time for its exercise. The repurchase right must be exercised for all Unvested Shares, unless the parties agree otherwise. Cash payment must be made by the Company by the thirtieth (30th) day after the date of the written notice to Participant of the exercise of the repurchase right.
               (b) Vested Shares. Vested Shares may be repurchased by the Company at the Shares’ Fair Market Value if the Participant’s Service is terminated for any reason or no reason, with or without Cause. The Company may exercise its Vested Share repurchase right in the same manner and at the same time as its Unvested Share repurchase right; provided that, this Vested Share repurchase right (i) must be exercised for all Vested Shares, if at all, and (ii) is exercisable without regard to whether the Unvested Share repurchase right is exercised. The Company may assign any Vested Share repurchase right it may have, whether or not then exercisable, to person(s) as may be selected by the Company.
               (c) Termination of Share Repurchase Rights. The Share repurchase rights with respect to Vested Shares shall terminate upon an IPO.

          8. Termination of Service.
               (a) In the event that the Participant’s Service is terminated by the Company for Cause, any unexercised portion of the Option (whether vested or unvested) shall be deemed canceled and forfeited in its entirety on the Participant’s termination date.
               (b) In the event that the Participant’s Service is terminated by the Participant voluntarily or by the Company without Cause, the unexercised portion of the Option, if any, as of the termination date shall remain exercisable for a period of thirty (30) days following the termination date, and shall thereafter be deemed canceled and forfeited.
               (c) In the event that the Participant’s Service is terminated by reason of death, Disability or retirement on or after age 65, unless otherwise provided by the Board at the time of such termination, the unexercised portion of the Option shall remain exercisable for the lesser of a period of one year following the termination date or until the expiration date, and shall thereafter be deemed canceled and forfeited.
          9. Company’s Right of First Refusal. Before any Shares (vested or unvested) held by the Participant may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 9.
               (a) Notice of Proposed Transfer. The Participant shall deliver to the Company a written notice stating: (i) the Participant’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Participant proposes to transfer the Shares, or, in the event of a transfer by gift or operation of law, the Fair Market Value of Shares (the “Offered Price”); and (v) an offer of the Shares at the Offered Price to the Company.
               (b) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the written notice from the Participant, the Company may elect in writing to purchase all (but not less than all) of the Shares proposed to be transferred, at the Offered Price. The Company shall pay the Offered Price in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or by any combination elected by the Company, within thirty (30) days after receipt of the written notice from the Participant.
               (c) Participant’s Right to Transfer. If the Company does not purchase all of the Shares, then the Participant may sell or otherwise transfer such Shares to the Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the delivery of the written notice of subsection (a) above, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares are not transferred to the Proposed Transferee within such period, the Company and/or its assignees shall again be offered the right of first refusal before any Shares held by the Participant may be sold or otherwise transferred.

               (d) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on his or her death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.
               (e) Termination of Right of First Refusal. The right of first refusal shall terminate as to any Shares upon an IPO.
          10. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of any Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
          11. Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
          12. Restrictions on Exercise. An Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.
          13. Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
          14. Cancellation and Rescission Provision. A Participant shall neither render services for any organization or business that is or becomes competitive with the Company, nor engage directly or indirectly in any organization or business which is or becomes otherwise prejudicial to or in conflict with the interests of the Company, as determined by the Board. If a Participant fails to comply with the previous sentence prior to or during a six-month period after any exercise of an Option, the exercise shall be cancelled and rescinded. The Board shall notify the Participant in writing of any such cancellation and rescission within two years after such exercise. Within ten days after receiving such notice from the Board, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the cancelled and rescinded exercise of the Option.
          15. Term of the Option. An Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the Agreement.
          16. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of California.
          17. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.
               Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees too notify the Company upon any change in the residence address.

EXHIBIT A
WAHOO TECHNOLOGIES, INC.
2000 STOCK INCENTIVE PLAN
EXERCISE NOTICE
Attention: Wahoo Technologies, Inc.
     1. Exercise. Effective as of today,___, 20___, I hereby elect to exercise my Option to purchase ___Shares of the common stock of Wahoo Technologies, Inc. under and pursuant to the 2000 Stock Incentive Plan and the Agreement dated ___(the “Agreement”).
     2. Delivery of Payment. I hereby deliver to the Company the full Exercise Price of the Shares, as set forth in the Agreement.
     3. Representations of Participant. I acknowledge that I have received, read and understand the Plan and the Agreement and agree to abide by and be bound by their terms and conditions.
     4. Transfer of Unvested Shares upon Repurchase; Escrow. I hereby appoint the Secretary of the Company as my attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the repurchase right and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company the share certificates representing the Unvested Shares. The Unvested Shares shall be held by the Secretary in escrow until the Company exercises its repurchase right, until all of the Shares acquired upon exercise of the Option are vested, or until such time this Agreement no longer is in effect. Upon vesting of the Unvested Shares pursuant to the vesting schedule set forth in Section 3 of the Option Agreement, the escrow agent shall promptly deliver to me the certificate or certificates representing such Shares in the escrow agent’s possession belonging to me.
     5. Rights as Shareholder. Until the issuance of Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), I have no right to vote or receive dividends or any other rights as a shareholder with respect to the Vested Shares, notwithstanding the exercise of the Option. The Vested Shares shall be issued to me as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.
     6. Tax Consultation. I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted with any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

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     7. Restrictive Legends and Stop-Transfer Orders.
               (a) Legends. I understand and agree that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
               (b) Stop-Transfer Notices. I agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon me and my heirs, executors, administrators, successors and assigns.
     9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by me or by the Company forthwith to the Administrator which shall review

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such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
     10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.
     11. Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and me with respect to the subject matter hereof, and may not be modified adversely to my interest except by means of a writing signed by the Company and me.

Submitted by:	Accepted by:

PARTICIPANT	WAHOO TECHNOLOGIES, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received

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EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	WAHOO TECHNOLOGIES, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:
     In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:
     (a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.
     (c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject

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to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company; (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e); and (4) the timely filing of a Form 144, if applicable.
     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
     (d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant.

Date: , 20___

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ARCSIGHT, INC.
STOCK OPTION GRANT AND AGREEMENT
     I. NOTICE OF GRANT
     ArcSight, Inc., a Delaware corporation (the “Company”), hereby grants an Option to Purchase Shares to the Participant named below. The terms and conditions of the Option are set forth in this cover sheet and in the attachment (together, the “Agreement”) and in the Plan. To the extent the terms and conditions set forth on this cover sheet or the attachment differ in any way from the terms set forth in the Plan, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms defined in the ArcSight, Inc. 2000 Stock Incentive Plan shall have the same defined meanings in this Agreement.
     Participant:
     Date of Grant:
     Total Number of Shares Granted:
     Exercise Price per Share:
     Exercise Date:                                         Immediately Exercisable
     Vesting Schedule:
     Vesting Commencement Date:
     Type of Option:
     Expiration Date:
     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

PARTICIPANT	ARCSIGHT, INC.

Signature	By

Print Name	Title

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     II. AGREEMENT
          1. Grant of Option. The Board hereby grants to Participant an Option to purchase the number of Shares set forth in the Notice of Grant, at the Exercise Price set forth in the Notice of Grant, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.
          2. Exercise Prior To Vesting. You may elect at any time prior to termination of your Option to exercise all or part of your Option; provided, however, that a partial exercise of your Option shall be deemed to cover first Vested Shares and then the earliest vesting installment of Unvested Shares.
          3. Vesting of Shares. Shares acquired pursuant to the exercise of an Option under the Plan shall vest (and thus become “Vested Shares”) in accordance with the Vesting Schedule set forth in the Notice of Grant; provided that Participant’s Service continues. Upon the occurrence of a Change of Control, Participant’s Vesting Commencement Date shall be adjusted so that the adjusted Vesting Commencement Date is one year prior to the original Vesting Commencement Date.
          4. Exercise of Option.
               (a) The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares with respect to which the Option is being exercised. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
               (b) No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Upon the Company’s determination that an Option has been validly exercised, the Company shall issue or cause to be issued as promptly as practicable certificates in the Participant’s name for such Shares, and delivered to either the Participant, or, if applicable, the Secretary of the Company as escrowholder. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates or in the certificates themselves. For income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.
          5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant, and with the approval of the Board:
               (a) cash or check;
               (b) a promissory note with such recourse, interest, security, and redemption provisions as the Board in its discretion determines as appropriate;

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               (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Shares.
          6. Section 83(b) Election. If the Participant exercises an Option to purchase Unvested Shares, the Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Code §83(b), which must be filed no later than thirty (30) days after the date on which the Participant exercises the Option.
          7. Share Repurchase Rights.
               (a) Unvested Shares. Shares that are acquired pursuant to the exercise of an Option under the Plan and that have not vested as described in Section 3 (“Unvested Shares”) may be repurchased by the Company at the lesser of: (1) the original exercise price, or (2) the Shares’ Fair Market Value on the date of repurchase if the Participant’s Service is terminated for any reason or no reason, with or without Cause, or if the Participant or other holder of Shares attempts to sell, exchange, transfer, pledge, or otherwise dispose of the Shares. The Company may assign any Unvested Share repurchase right it may have, whether or not then exercisable, to person(s) as may be selected by the Company. The Company may exercise its Unvested Share repurchase right by written notice to Participant within sixty (60) days after the Participant’s termination date (or exercise of the Option, if later). If the Company fails to give notice within such sixty (60) day period, the repurchase option shall terminate unless the parties have extended the time for its exercise. The repurchase right must be exercised for all Unvested Shares, unless the parties agree otherwise. Cash payment must be made by the Company by the thirtieth (30th) day after the date of the written notice to Participant of the exercise of the repurchase right.
               (b) Vested Shares. Vested Shares may be repurchased by the Company at the Shares’ Fair Market Value if the Participant’s Service is terminated for any reason or no reason, with or without Cause. The Company may exercise its Vested Share repurchase right in the same manner and at the same time as its Unvested Share repurchase right; provided that, this Vested Share repurchase right (i) must be exercised for all Vested Shares, if at all, and (ii) is exercisable without regard to whether the Unvested Share repurchase right is exercised. The Company may assign any Vested Share repurchase right it may have, whether or not then exercisable, to person(s) as may be selected by the Company.
               (c) Termination of Share Repurchase Rights. The Share repurchase rights with respect to Vested Shares shall terminate upon an IPO.
          8. Termination of Service.

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               (a) In the event that the Participant’s Service is terminated by the Company for Cause, any unexercised portion of the Option (whether vested or unvested) shall be seemed canceled and forfeited in its entirety on the Participant’s termination date.
               (b) In the event that the Participant’s Service is terminated by the Participant voluntarily or by the Company without Cause, the unexercised portion of the Option, if any, as of the termination date shall remain exercisable for a period of thirty (30) days following the termination date, and shall thereafter be deemed canceled and forfeited.
               (c) In the event that the Participant’s Service is terminated by reason of death, Disability or retirement on or after age 65, unless otherwise provided by the Board at the time of such termination, the unexercised portion of the Option shall remain exercisable for the lesser of a period of one year following the termination date or until the expiration date, and shall thereafter be deemed canceled and forfeited.
          9. Company’s Right of First Refusal. Before any Shares (vested or unvested) held by the Participant may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 9.
               (a) Notice of Proposed Transfer. The Participant shall deliver to the Company a written notice stating: (i) the Participant’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Participant proposes to transfer the Shares, or, in the event of a transfer by gift or operation of law, the Fair Market Value of Shares (the “Offered Price”); and (v) an offer of the Shares at the Offered Price to the Company.
               (b) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the written notice from the Participant, the Company may elect in writing to purchase all (but not less than all) of the Shares proposed to be transferred, at the Offered Price. The Company shall pay the Offered Price in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or by any combination elected by the Company, within thirty (30) days after receipt of the written notice from the Participant.
               (c) Participant’s Right to Transfer. If the Company does not purchase all of the Shares, then the Participant may sell or otherwise transfer such Shares to the Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the delivery of the written notice of subsection (a) above, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares are not transferred to the Proposed Transferee within such period, the Company and/or its assignees shall again be offered the right of first refusal before any Shares held by the Participant may be sold or otherwise transferred.

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               (d) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on his or her death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.
               (e) Termination of Right of First Refusal. The right of first refusal shall terminate as to any Shares upon an IPO.
          10. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of any Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
          11. Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
          12. Restrictions on Exercise. An Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.
          13. Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
          14. Cancellation and Rescission Provision. A Participant shall neither render services for any organization or business that is or becomes competitive with the Company, nor engage directly or indirectly in any organization or business which is or becomes otherwise prejudicial to or in conflict with the interests of the Company, as determined by the Board. If a Participant fails to comply with the previous sentence prior to or during a six-month period after

4

any exercise of an Option, the exercise shall be cancelled and rescinded. The Board shall notify the Participant in writing of any such cancellation and rescission within two years after such exercise. Within ten days after receiving such notice from the Board, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the cancelled and rescinded exercise of the Option.
          15. Term of the Option. An Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the Agreement.
          16. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of California.
          17. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANTS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANTS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.
               Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence address.

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EXHIBIT A
ARCSIGHT, INC.
2000 STOCK INCENTIVE PLAN
EXERCISE NOTICE
     Attention: ArcSight, Inc.
          1. Exercise. Effective as of today,                     , 2001, I hereby elect to exercise my Option to purchase                     Shares of the common stock of ArcSight, Inc. under and pursuant to the 2000 Stock Incentive Plan and the Agreement dated                      (the “Agreement”).
          2. Delivery of Payment. I hereby deliver to the Company the full Exercise Price of the Shares, as set forth in the Agreement.
          3. Representations of Participant. I acknowledge that I have received, read and understand the Plan and the Agreement and agree to abide by and be bound by their terms and conditions.
          4. Transfer of Unvested Shares upon Repurchase: Escrow. I hereby appoint the Secretary of the Company as my attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the repurchase right and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company the share certificates representing the Unvested Shares. The Unvested Shares shall be held by the Secretary in escrow until the Company exercises its repurchase right, until all of the Shares acquired upon exercise of the Option are vested, or until such time this Agreement no longer is in effect. Upon vesting of the Unvested Shares pursuant to the vesting schedule set forth in Section 3 of the Option Agreement, the escrow agent shall promptly deliver to me the certificate or certificates representing such Shares in the escrow agent’s possession belonging to me.
          5. Rights as Shareholder. Until the issuance of Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), I have no right to vote or receive dividends or any other rights as a shareholder with respect to the Vested Shares, notwithstanding the exercise of the Option. The Vested Shares shall be issued to me as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.
          6. Tax Consultation. I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted with any

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tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.
          7. Restrictive Legends and Stop-Transfer Orders.
               (a) Legends. I understand and agree that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
               (b) Stop-Transfer Notices. I agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
          8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon me and my heirs, executors, administrators, successors and assigns.

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          9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by me or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
          10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.
          11. Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and me with respect to the subject matter hereof, and may not be modified adversely to my interest except by means of a writing signed by the Company and me.

Submitted by:	Accepted by:

PARTICIPANT	ARCSIGHT, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received

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EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT
     PARTICIPANT:
     COMPANY:                                ARCSIGHT, INC.
     SECURITY:                                COMMON STOCK
     AMOUNT:
     DATE:
     In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:
               (a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
               (b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.
               (c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale

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of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company; (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e); and (4) the timely filing of a Form 144, if applicable.
     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
               (d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: , 20___

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